ING EQUITY TRUST

ING Index Plus LargeCap Equity Fund VIII

(December 23, 2008)

ING Index Plus LargeCap Equity Fund IX

(April 22, 2009)

(each, a “Fund” and collectively, the “Funds)

Supplement dated July 13, 2009 to the Funds’ current Class A, Class B and Class C
Prospectuses and related Statements of Additional Information dates of which are indicated in parenthesis.

On July 10, 2009, the Board of Trustees of ING Equity Trust approved a proposal to liquidate the Funds on or about September 12, 2009.  The Funds are closed to new investment effective July 13, 2009. You will be receiving an additional communication from the Funds explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE